SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amending Form 8-K Filed on November 20, 2003

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

November 13, 2003
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-11455	91-1603837

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street
Suite 400
Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Item 4. Changes in Registrant’s Certifying Accountant.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 16.1

Item 4. Changes in Registrant’s Certifying Accountant.

     On November 20, 2003, the Company, Shurgard Storage Centers, Inc., filed a Current Report on Form 8-K (the “Original Filing”) reporting that Deloitte & Touche LLP (“Deloitte”) had resigned as the Company’s outside auditing firm. The Original Filing is incorporated herein by reference. This amendment to the Original Filing is being filed to include a letter by Deloitte, dated November 25, 2003 and addressed to the Securities and Exchange Commission, as required by Regulation S-K Item 304 (a) 3. A copy of the letter is attached hereto as Exhibit 16.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     16.1 Letter dated November 25, 2003 from Deloitte & Touche LLP to the Securities and Exchange Commission.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHURGARD STORAGE CENTERS, INC

	By	/s/ Harrell Beck

Harrell Beck, Senior Vice President,
Dated: November 26, 2003		Chief Financial Officer and Treasurer